                                                                    EXHIBIT 99.1

                                 Docent, Inc.
                Condensed Consolidated Statement of Operations
                  (In thousands, except employee information)
                                  (Unaudited)

                                     Fiscal Year 1999 Quarters Ended                  Fiscal Year 2000 Quarters Ended       Nine
                               ---------------------------------------               -------------------------------   Months Ended
                               March 31   June 30   Sept. 30   Dec. 31   Year 1999   March 31   June 30   Sept. 30    Sept. 30, 2000
                               --------   -------   --------   -------   ---------   --------   -------   --------    --------------
Revenue:
   License                      $    31   $    10    $    62   $    38    $    141   $     73  $    590   $  1,494         $  2,157
   Service and maintenance          100        31        148       372         651        658     1,143      1,369            3,170
                                -------   -------    -------   -------    --------   --------  --------   --------         --------

      Total revenue                 131        41        210       410         792        731     1,733      2,863            5,327
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
Cost of sales:
   License                            1         3          -        25          29          6         5         14               25
   Service and maintenance          260       199        332       410       1,201      1,172     2,001      2,051            5,224
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
      Total cost of sales           261       202        332       435       1,230      1,178     2,006      2,065            5,249
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
Gross profit (loss):
   License                           30         7         62        13         112         67       585      1,480            2,132
   Service and maintenance         (160)     (168)      (184)      (38)       (550)      (514)     (858)      (682)          (2,054)
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
      Total gross profit (loss)    (130)     (161)      (122)      (25)       (438)      (447)     (273)       798               78

Operating expenses
   Research and development
    expense                         501       548        670       763       2,482        912       944      1,338            3,194
   Sales and marketing expense    1,694     1,771      2,090     3,335       8,890      4,596     7,080      8,958           20,634
   General and administrative
    expense                         309       358        702       952       2,321      1,109     1,375      1,806            4,290
   Stock-based compensation         258       221        364     3,691       4,534      7,189    11,338      4,447           22,974
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
      Total operating expenses    2,762     2,898      3,826     8,741      18,227     13,806    20,737     16,549           51,092
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
      Loss from operations       (2,892)   (3,059)    (3,948)   (8,766)    (18,665)   (14,253)  (21,010)   (15,751)         (51,056)

Interest and other expenses          (8)     (104)      (116)      (99)       (327)      (119)     (118)      (113)            (349)
Interest income                      19        20         58       182         279        131       370        318              819
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
      Net loss                   (2,881)   (3,143)    (4,006)   (8,683)    (18,713)   (14,241)  (20,758)   (15,546)         (50,544)
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
Dividend accretion and deemed
 dividend on convertible
 preferred stock                      -         -       (131)   (1,223)     (1,354)    (1,909)   (7,705)    (9,455)         (19,069)
                                -------   -------    -------   -------    --------   --------  --------   --------         --------
Net loss attributable to
 common stockholders            $(2,881)  $(3,143)   $(4,137)  $(9,906)   $(20,067)  $(16,150) $(28,463)  $(25,001)        $(69,614)
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Net loss per share attribuable
 to common stockholders -
 basic and diluted              $ (0.83)  $ (0.84)   $ (1.03)  $ (2.35)     $(5.19)    $(3.70) $  (5.93)    $(4.88)         $(11.92)
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Weighted average common shares
 outstanding                      3,467     3,746      4,022     4,219       3,868      4,359     4,802      5,119            5,841
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Supplemental disclosures:
------------------------
Proforma net loss, excluding
 stock-based compensation,
 dividend accretion and
 deemed dividend
 on convertible
 preferred stock                $(2,623)  $(2,922)   $(3,642)  $(4,992)   $(14,179)  $ (7,052) $ (9,420)  $(11,099)        $(27,571)
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Proforma net loss per share,
 excluding stock-based
 compensation, dividend
 accretion and deemed
 dividend on convertible
 preferred stock                $ (0.18)  $ (0.20)   $ (0.21)  $ (0.23)   $  (0.83)  $  (0.31) $  (0.35)  $  (0.39)        $  (1.02)
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Weighted average common
 and preferred
 shares outstanding              14,179    14,957     17,244    21,772      17,013     22,750    26,632     28,111           26,955
                                =======   =======    =======   =======    ========   ========  ========   ========         ========
Average deal size                                                                    $    115  $    251   $    371
                                                                                     ========  ========   ========
Employees by function:
   Professional services                                                                   22        26         38
   Research and development                                                                19        26         33
   Sales and marketing
    employees                                                                              76       102        124
   General and administrative                                                              18        27         31
                                                                                     --------  --------   --------
   Total employees                                                                        135       181        226
                                                                                     ========  ========   ========
   Sale representatives on full quota                                                      23        40         50
                                                                                     ========  ========   ========
Forecasted weighted average shares
 outstanding - basic and diluted -
 Quarter ending
 December 31,2000:
              39,260

                                 Docent, Inc.
                     Consolidated Balance Sheet - Trended
                    (In thousands, except DSO information)
                                  (unaudited)

                                                                       Actuals                                           Proforma(1)
                                 ------------------------------------------------------------------------------------    -----------
                                 March 31    June 30      Sep. 30      Dec. 31     March 31      Jun. 30      Sep. 30      Sep. 30
                                   1999       1999         1999         1999         2000         2000         2000         2000
                                 --------    --------     --------     --------    --------      --------     --------    ---------
               Assets
               ------
Current assets:
  Cash and cash equivalents      $  1,344    $  1,515     $ 15,211     $ 12,773     $  6,066     $ 23,413     $ 30,288     $124,404
  Accounts receivable, net            333         163          517          809          795        2,227        5,793        5,793
  Prepaid expenses and other
    current assets                    377         476          548          583          743          659          805          805
                                 --------    --------     --------     --------     --------     --------     --------     --------
    Total current assets            2,054       2,154       16,276       14,165        7,604       26,299       36,886      131,002

Property and equipment, net           588         565          594          964        1,722        2,586        3,419        3,419
Other assets                           83          83           83          173          219          749          895          895
                                 --------    --------     --------     --------     --------     --------     --------     --------
    Total assets                 $  2,725    $  2,802     $ 16,953     $ 15,302     $  9,545     $ 29,634     $ 41,200     $135,316
                                 ========    ========     ========     ========     ========     ========     ========     ========

    Liabilities, Convertible Preferred Stock
    ----------------------------------------
      and Stockholders' Equity (Deficit)
      ----------------------------------
Current liabilities:
  Accounts payable               $    334    $    319     $    699     $    988     $    880     $  1,694     $    521     $    521
  Accrued liabilities                 479         527          820          875        1,563        2,729        4,744        4,744
  Deferred revenues                   690         793        1,008        1,108        1,401        1,998        3,651        3,651
  Notes payable  and capital
    leases obligations, current       141       1,068        1,169        1,256        1,514        1,105        1,087        1,087
                                 --------    --------     --------     --------     --------     --------     --------     --------
    Total current liabilities       1,644       2,707        3,696        4,227        5,358        7,526       10,003       10,003

Notes payable and capital
  lease obligations                   126       1,725        1,338        1,117          694        1,036          781          781
                                 --------    --------     --------     --------     --------     --------     --------     --------
  Total liabilities                 1,770       4,432        5,034        5,344        6,052        8,562       10,784       10,784
                                 --------    --------     --------     --------     --------     --------     --------     --------
Convertible preferred stock        11,448      11,448       28,771       33,288       35,197       64,010       85,781           -
                                 --------    --------     --------     --------     --------     --------     --------     --------

Stockholders' equity (deficit):
  Common stock                          5           5            5            5            5            6            8           43
  Additional paid-in capital        1,458       2,066        3,209       11,218       29,637       44,511       63,618      243,480
  Receivable from stockholders       (201)       (201)        (209)        (487)        (201)        (201)      (2,105)      (2,105)

  Unearned stock-based
    compensation                     (721)       (771)      (1,674)      (7,200)     (20,038)     (19,883)     (27,524)     (27,524)

  Accumulated deficit             (11,034)    (14,177)     (18,183)     (26,866)     (41,107)     (67,371)     (89,362)     (89,362)

                                 --------    --------     --------     --------     --------     --------     --------     --------

    Total stockholders' equity
      (deficit)                   (10,493)    (13,078)     (16,852)     (23,330)     (31,704)     (42,938)     (55,365)     124,532
                                 --------    --------     --------     --------     --------     --------     --------     --------
Total liabilities, convertible
  preferred stock and
  stockholders' equity (deficit) $  2,725    $  2,802     $ 16,953     $ 15,302     $  9,545     $ 29,634     $ 41,200     $135,316
                                 ========    ========     ========     ========     ========     ========     ========     ========

Supplemental Information:
-------------------------
  DSO                                                                                     99          117          185
                                                                                    ========     ========     ========
  Proforma DSO (2)
                                                                                          74           77          114
                                                                                    ========     ========     ========

(1) The net proceeds of $81.4 million from the initial public offering were received on October 3, 2000, at which time the preferred stock converted to common stock. Net proceeds of $12.3 million from underwriters' over-allotments were received on November 1, 2000. The pro forma balance sheet dated September 30, 2000 assumes receipt of initial public offering and underwriters' over-allotment funds, and conversion of preferred stock into common stock.

(2) Proforma DSO excludes accounts receivable for which the revenue has been deferred